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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in each Registration Statement (Form S-8 Registration Nos. 333-94997 and 333-52604) of Immersion Corporation, of our report dated July 21, 2000, with respect to the financial statements of HT Medical Systems, Inc (not presented separately herein) in the Annual Report on Form 10-K of Immersion Corporation for the year ended December 31, 2000.


                                           Ernst & Young LLP


McLean, Virginia
March 28, 2001